Exhibit 99.1

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al. (1)	CASE NUMBER:	09-17787

OFFICE OF THE UNITED STATES TRUSTEE - BALTIMORE DIVISION

MONTHLY OPERATING REPORT

CHAPTER 11

BUSINESS DEBTORS

Form 2-A

COVER SHEET AND QUESTIONNAIRE

For Period Ended September 30, 2010

Accounting Method:    ☒   Accrual Basis            ☐  Cash Basis

THIS REPORT IS DUE 20 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:	Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court.
Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS

☒	☐	1. Cash Receipts and Disursements Statement (Form 2-B)

☒	☐	2. Balance Sheet (Form 2-C)

☒	☐	3. Profit and Loss Statement (Form 2-D)

☒	☐	4. Supporting Schedules (Form 2-E)

☒	☐	5. Disbursements Summary (Form 2-F)

☐	☒	6. Narrative (Form 2-G)

☒	☐	7. Bank Statements for All Bank Accounts (See Exhibit A)

☒	☐	8. Bank Statement Reconciliations for all Bank Accounts (See Exhibit A)

QUESTIONNAIRE	Yes		No

Please answer the questions below:

1. Is the business still operating?	X	(2)

2. Were any assets (other than inventory) sold this month?			X

3. Were all employees timely paid this month?	X

4. Are all insurance policies and operating licenses current and in effect?	X	(3)

5. Did you open any new bank accounts this month?			X

6. Did you deposit all receipts into your DIP account this month?	X

7. Have all taxes been timely paid (payroll, sales, etc.)?	X

8. Are you current on U.S. Trustee quarterly fees payments?	X

I declare under penalty of perjury that the following Monthly Operating Report, and any statements and attachments thereto are true, accurate and correct to the best of my belief.

Executed on:	10/21/2010	Print Name:	Joel I. Sher

		Signature:	/s/ Joel I. Sher

		Title:	Chapter 11 Trustee

(1)	Includes the following Debtors: TMST, Inc. f/k/a Thornburg Mortgage, Inc. (Case No. 09-17787), TMST Home Loans, Inc. f/k/a Thornburg Mortgage Home Loans, Inc. (Case No. 09-17791), TMST Hedging Strategies, Inc. f/k/a Thornburg Mortgage Hedging Strategies, Inc. (Case No. 09-17792), and TMST Acquisition Subsidiary, Inc. f/k/a Thornburg Acquisition Subsidiary, Inc. (Case No. 09-17790). The Adfitech, Inc. Monthly Operating Report is filed separately under Case No. 09-17788.
(2)	The Chapter 11 Trustee is in the process of winding-up all operations.
(3)	TMST Home Loans, Inc. is currently in the process of withdrawing state licenses due to the sale of the Servicing Portfolio.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (1)

For Period:                        9/1/2010             to             9/30/2010

CASH FLOW SUMMARY

	Current Month		Accumulated

Beginning Cash Balance	$114,990,676	(2)	$16,847,967	(2)

2. Cash Receipts
Operations	157,592		25,125,678
Sale of Assets	—		80,041,433
Loans/advances	—		18,364,080
Other	—		21,848,472

Total Cash Receipts	$157,592		$145,379,663

3. Cash Disbursements
Operations	205,023		16,717,019
Debt Service/Secured loan payment	—		—
Professional fees/U.S. Trustee fees	667,386		12,734,752
Other	—		18,500,000

Total Cash Disbursements	$872,409		$47,951,771

4. Net Cash Flow (Total Cash Receipts less
Total Cash Disbursements)	(714,817)		97,427,892

5. Ending Cash Balance (to Form 2-C)	$114,275,859	(3)	$114,275,859	(3)

CASH BALANCE SUMMARY

Account Name/Number	Institution	Bank Balance	Deposits In Transit	Outstanding Checks	Book Balance
xxxxxxx2822	New Mexico Bank & Trust	$14,360,966	$—	$55,070	$14,305,896
xxxxxxx0805	J.P. Morgan	—	—	—	—
xxxxxxx1807	New Mexico Bank & Trust	5,519	—	—	5,519
xxxxxxx2954	New Mexico Bank & Trust	3,790	—	55	3,735
xxxxxxx2989	New Mexico Bank & Trust	31,274	—	—	31,274
xxxxxxx5856	New Mexico Bank & Trust	99,983	—	—	99,983
xxxxxxx2842	New Mexico Bank & Trust	3,982,667	—	—	3,982,667
xxxxxxx9638	The Bank of New York Mellon	1,002	—		1,002
xxxxxxx9639	The Bank of New York Mellon	—	—	—	—
xxxxxxx0989	Bank of America	95,845,784	—	—	95,845,784

		$114,330,984	$—	$55,123	$114,275,859	(3)

(1)	The term “cash” as used herein includes all forms of currency (e.g., checks, cash, money orders, etc.)
(2)	Accumulated beginning cash balance is the cash available at the commencement of the case. Current month beginning cash balance equals the previous month’s ending balance.
(3)	Current Month, Accumulated, and Book cash balances are the same.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:                        9/1/2010             to             9/30/2010

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2822
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
9/1/2010	7195	Paracorp Inc.	State Lien Search	$1,204
9/1/2010	7196	Len’s Computer Supplies	Info Services	5,880
9/1/2010	7197	FedEX	Shipping	363
9/1/2010	7198	TMST Employee	Expense reimbursement	225
9/1/2010	7199	Bravo Technical Resources	Contract Services	10,675
9/1/2010	7200	Epiq Bankruptcy Solutions, LLC	Professional services	15,821
9/1/2010	7201	LuciData, Inc.	Contract Services	7,323
9/1/2010	7202	Contract Employee	Contract Services	1,300
9/1/2010	7203	TMST Employee	Expense reimbursement	1,135
9/1/2010	7204	FrontBridge Technologies, Inc.	Microsoft Exchange Hosted Services	2,575
9/8/2010	WIRE	Shapiro Sher Guinot & Sandler	Professional services	323,071
9/8/2010	WIRE	Goldin Associates, LLC	Professional services	219,938
9/8/2010	WIRE	Tydings & Rosenberg LLP	Professional services	23,860
9/8/2010	WIRE	Quinn Emanuel Urquhart Oliver & Hedges LLP	Professional services	75,646
9/10/2010	7205	State of Ohio	2009 State Tax	1,100
9/10/2010	7206	State of Texas	2009 State Tax	635
9/10/2010	7207	State of Michigan	2009 State Tax	917
9/10/2010	7208	State of California	2009 State Tax	800
9/13/2010	7209	State of New Mexico	2009 State Tax	50
9/13/2010	WIRE	ADP Inc.	Payroll - Direct deposits	24,088
9/14/2010	WIRE	ADP, Inc.	Payroll taxes	10,833
9/23/2010	7210	LuciData, Inc.	Contract Services	49,483
9/23/2010	7211	Thornburg Investment Management	Postage	4
9/23/2010	7212	MIDCON Data Services LLC	Document Storage	2,065
9/23/2010	7213	RR Donnelley Receivables, Inc	EDGAR Filings	3,748
9/23/2010	7214	Walsh,Anderson,Brown,Aldridge & Gallegos	Professional services	1,097
9/23/2010	7215	Bravo Technical Resources	Contract Services	15,135
9/23/2010	7216	Hotel Santa Fe	Contract Services	13,902
9/23/2010	7217	Iron Mountain Information Management	Document Storage	1,198
9/23/2010	7218	FedEX	Shipping	496
9/23/2010	7219	AT&T TeleConferenceServices	TeleConference Service	69
9/23/2010	7220	FrontBridge Technologies, Inc.	Microsoft Exchange Hosted Services	2,575
9/23/2010	7221	Epiq Bankruptcy Solutions, LLC	Professional services	9,050
9/23/2010	7222	TMST Employee	Expense reimbursement	555
9/23/2010	7223	Pandesa Corporation	ShareVault Subscription	5,000
9/23/2010	7224	CSC	Statutory Representation	612
9/28/2010	WIRE	ADP Inc.	Payroll - Direct deposits	26,169
9/29/2010	WIRE	ADP, Inc.	Payroll taxes	12,234

			Total Cash Disbursements	$870,828	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:                        9/1/2010             to             9/30/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2822
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
9/2/2010	Cenlar	Investor Z43 P&I Remittance Aug 2010	$31,815
9/2/2010	Cenlar	Investor P43 P&I Remittance Aug 2010	78,131
9/21/2010	LBNA as Trustee for Thornburg Mortgage	Whole Loan P&I Remittance Aug 2010	8,999
9/22/2010	Deutsche Bank	Close Non-Debtor Sub Cash Account	24,639
9/27/2010	Wells Fargo Bank	Reinvestment Income	416
9/27/2010	US Bank	Credit Risk Advisor Fee	640
9/27/2010	Wells Fargo Bank	Credit Risk Advisor Fee	1,014

		Total Cash Receipts	$145,656	(1)

(1)	Total for all accounts should agree with total cash receipts listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:                        9/1/2010             to             9/30/2010

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2954
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
9/10/2010	15506	State of Alabama	2009 State Tax	$116
9/10/2010	15507	District of Columbia	2009 State Tax	100
9/10/2010	15508	State of Idaho	2009 State Tax	20
9/10/2010	15509	State of Mississippi	2009 State Tax	50
9/10/2010	15510	State of New Mexico	2009 State Tax	150
9/10/2010	15511	State of Oklahome	2009 State Tax	100
9/10/2010	15512	Sate of Oregon	2009 State Tax	120
9/10/2010	15513	Sate of Pennsylvania	2009 State Tax	125
9/10/2010	15514	State of Rhode Island	2009 State Tax	500
9/10/2010	15515	State of Wisconsin	2009 State Tax	25
9/10/2010	15516	State of West Virginia	2009 State Tax	50

			Total Cash Disbursements	$1,356	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:                        9/1/2010             to             9/30/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2954
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
9/21/2010	State of New York	Tax Return	$2,484

		Total Cash Receipts	$2,484	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:                        9/1/2010             to             9/30/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx0805
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount

		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:                        9/1/2010             to             9/30/2010

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2989
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
9/3/2010	ACH	ADP Financial Services	Payroll processing	$91
9/17/2010	ACH	ADP Financial Services	Payroll processing	91
9/24/2010	ACH	ADP Financial Services	Payroll processing	42

			Total Cash Disbursements	$225	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:                        9/1/2010             to             9/30/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx1807
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
9/30/2010	New Mexico Bank & Trust	Interest Paid	$0

		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:                        9/1/2010             to             9/30/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2842
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount

		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:                        9/1/2010             to             9/30/2010

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx0989
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount

			Total Cash Disbursements	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:                        9/1/2010             to             9/30/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx0989
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
9/30/2010	Bank of America	Interest	$9,452

		Total Cash Receipts	$9,452	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:                        September 30, 2010

		Current Month	Petition Date (1)
ASSETS
Current Assets:
Cash and Cash Equivalents (from Form 2-B)		$114,275,859	$16,848,967
Accounts Receivable (from Form 2-E)		914,620	9,403,326
Receivable from Officers, Employees, Affiliates (2)		—	—
Inventory		—	—
Other Current Assets (List):	Prepaid expenses & retainers	1,024,521	4,807,453
	Accrued interest receivable	—	47,878

Total Current Assets		116,215,000	31,107,624

Fixed Assets:
Land		—	—
Building		—	—
Equipment, Furniture and Fixtures		1,201,340	1,201,340

Total Fixed Assets		1,201,340	1,201,340

Less: Accumulated Depreciation		1,101,105	533,109

Net Fixed Assets		100,235	668,231

Other Assets (List):	Restricted cash	—	201,432,689
	Mortgage servicing portfolio	—	87,104,385
	Investment in subsidiaries (3)	(6,000,000)	21,244,747
	Loan held for sale	2,015,230	8,359,404
	Deposits	3,605,000	300,000

TOTAL ASSETS		$115,935,465	$350,217,080

LIABILITIES
Post-petition Accounts Payable (from Form 2-E) (4)		$1,063,025	$—
Post-petition Accrued Professional Fees (from Form 2-E)		3,212,264	—
Post-petition Taxes Payable (from Form 2-E)		—	—
Post-petition Notes Payable		—	—
Other Post-petition Payable (List):	Contingent obligations (5)	3,296,287	—
		—

Total Post Petition Liabilities		7,571,576	—

Pre Petition Liabilities:
Secured Debt		—	—
Priority Debt		—	—
Unsecured Debt (3)		3,421,761,237	3,664,898,118

Total Pre Petition Liabilities		3,421,761,237	3,664,898,118

TOTAL LIABILITIES		3,429,332,813	3,664,898,118

OWNERS’ EQUITY
Owner’s/Stockholder’s Equity		3,640,741,359	3,640,741,359
Retained Earnings - Prepetition		(6,955,422,396)	(6,955,422,396)
Retained Earnings - Post-petition (6)		1,283,689	—

TOTAL OWNERS’ EQUITY		(3,313,397,348)	(3,314,681,037)

TOTAL LIABILITIES AND OWNERS’ EQUITY		$115,935,465	$350,217,080

(1)	Petition date values are taken from the Debtors’ balance sheet as of the petition date or are the values listed on the Debtors’ schedules.
(2)	TMST, Inc. has requested reimbursement from SAF for damages incurred. No receivable has been recorded.
(3)	On March 15, 2010 the Second Amended Chapter 11 Plan of Reorganization for ADFITECH, Inc. became effective. TMST Home Loans interests were deemed cancelled on the Effective Date and Senior Notes Guarantee Claims against TMST, Inc. were reduced by $38.6 million under the plan.
(4)	Accounts Payable include $528,044 payable to CSI & RBS/Greenwich for the transfer of mortgage servicing rights associated with certain whole mortgage loans effective April 1, 2010. Balance includes monthly P&I received by THML after the transfer date, net of any advances paid by TMHL, as stipulated to by the parties.
(5)	Includes cash payments received that will require bankruptcy court ruling to resolve ownership issues.
(6)	Post-petition Retained Earning includes a loss of $4.2 million related to 2009.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-D

PROFIT AND LOSS STATEMENT

For Period From:                    September 1, 2010              to             September 30, 2010

	Current Month	Post-petition Accumulated Total (1)
Operating Revenue
Interest income (2)	$9,453	$5,598,914
Mortgage servicing income	6,137	21,703,712

Net Operating Revenue	15,590	27,302,626

Total interest expense / (benefit) (3)	—	(1,195,076)

Gross Profit	15,590	28,497,702

Operating Expenses
Officer Compensation	—	895,390
Selling, General and Administrative	137,271	24,994,051
Rents and Leases	25,000	793,262
Depreciation, Depletion and Amortization	33,412	568,004
Other (list):	—	—
	—	—

Total Operating Expenses	195,683	27,250,707

Operating Income / (Loss)	(180,093)	1,246,995

Non-Operating Income / (Expenses)
Earnings from subsidiaries	—	3,368,902
Other Non-Operating Income (4)	—	12,742,709

Net Non-Operating Income / (Expenses)	—	16,111,611

Reorganization Expenses
Legal and Professional Fees	722,050	15,637,624
Other Reorganization Expense	22,425	437,293

Total Reorganization Expenses	744,475	16,074,917

Net Income / (Loss) Before Income Taxes	(924,568)	1,283,689

Federal and State Income Tax Expense / (Benefit) (5)	—	—

NET INCOME / (LOSS)	$(924,568)	$1,283,689

(1)	Accumulated Totals include all revenue and expenses since the petition date.
(2)	Accumulated total includes approximately $4.5 million of $13.6 million in certain Owner Trust residual interest distributions that may require bankruptcy court ruling to resolve ownership issues. To be conservative, the Company has not recorded a $9.1 million receivable or the related income.
(3)	Accumulated total reflects amortization of derivatives.
(4)	Accumulated total includes a $8 million gain on the reorganization of Adfitech, Inc., a $3.9 million gain on the servicing portfolio, a $3.3 million loss incurred on the whole loan liquidation and a $3.9 million gain on cancellation of auction swaps agreements by CSFB and RBS as reported in each entity’s respective bankruptcy claim filings.
(5)	In early January 2010, the Trustee signed a Consent Agreement with the Internal Revenue Service to change TMST, Inc.’s method of accounting related to the reporting of taxable income associated with REMIC regular interests. The estimated potential tax liability that could be incurred due to the method of accounting change is $7.3 million. However, given the large 2009 operating losses for TMST, Inc., it is reasonably possible that the potential tax liability will not be incurred. As such, the Company did not record it in the comparative balance sheet nor recognize it in the profit and loss statement.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period:                        September 1, 2010              to             September 30, 2010

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning Balance	Amount Accrued	Amount Paid	Date Paid	Check Number	Ending Balance
Income Tax Withheld
Federal		$6,906	$6,906	9/14/2010	Wire	$—
	$—	7,799	7,799	9/29/2010	Wire	—

State	—	1,437	1,437	9/14/2010	Wire	—
		1,600	1,600	9/29/2010	Wire	—

FICA Tax Withheld	—	1,245	1,245	9/14/2010	Wire	—
		1,418	1,418	9/29/2010	Wire	—

Employer’s FICA Tax	—	1,245	1,245	9/14/2010	Wire	—
		1,418	1,418	9/29/2010	Wire	—

Unemployment Tax
Federal	—	—	—			—

State	—	—	—			—
		—	—			—

Sales, Use & Excise Taxes	—	—	—			—

Property Taxes	—	—	—			—

Accrued Income Tax
Federal	—	—	—			—
State		3,452	3,452	9/10/2010	7205-7208	—
State		50	50	9/13/2010	7209
State	—	1,356	1,356	9/10/2010	15506-15516	—

TOTALS	$—	$27,924	$27,924			$—

INSURANCE SCHEDULE

	Carrier	Amount of Coverage	Expiration Date	Premiums Paid Through
Workers’ Compensation	Hartford Casualty Ins. Company	$1,000,000/incident	7/1/2011	7/1/2011

General Liability	The Cincinnati Insurance Co.	$1,000,000/incident	8/11/2011	8/11/2011

Property (Fire, Theft) (1)	N/A

Vehicle (1)	N/A

Directors & Officers (Excess)	N/A

Directors & Officers (Primary)	N/A

Trustee Surety Bond	Liberty Mutual Insurance Company	120,000,000	10/28/2010	10/28/2010

(1)	Commercial Property and Vehicle coverage are included in the General Liability Commercial Package policy.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period:                        9/1/2010             to             9/30/2010

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

Due	Accounts Receivable (1)		Post Petition Accounts Payable (2)
Under 30 days	$—		$697,909
30 to 60 days	—		1,173,215
61 to 90 days	—		592,565
91 to 120 days	—		281,096
Over 120 days	492,676		1,530,504
Unavailable	295,799	(3)

Total Post Petition	788,475

Pre Petition Amounts	126,145	(3)

Total Accounts Receivable	914,620
Less: Bad Debt Reserve	—

Net Accounts Receivable (to Form 2-C)	$914,620

	Total Post Petition

	Accounts Payable		$4,275,289

(1)	See Exhibit B for Accounts Receivable Aging
(2)	See Exhibit C for Accounts Payable Aging
(3)	Receivable amounts include balances due from multiple mortgage loan holders. Aging of the balances due is not available.

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end Retainer Balance	Current Month’s Accrual	Paid in Current Month	Date of Court Approval	Month-end Balance Due * (1)
Debtor’s Counsel (2)	$—	$—	$—		$—
Debtor’s Special Counsel (3)	310,304	—	—		449,718
Debtor’s Financial Advisor	—	—	—		192
Creditors’ Committee’s Counsel	100,000	25,000	99,506		180,214
Unsecured Creditors’ Financial Advisor	—	—	—		890
Chapter 11 Trustee (4)	—	75,000	—		825,000
Trustee’s Counsel	—	250,000	323,071		832,490
Trustee’s Financial Advisor	—	225,000	219,938		753,315
Trustee’s Tax Advisor (5)		40,000	—		161,445
Claims Agent	—	9,000	24,871		9,000

Total	$410,304	$624,000	$667,386		$3,212,264

*	Balance due to include fees and expenses incurred but not yet paid.
(1)	Includes estimates for amounts that may be due to professionals for which an invoice for services had not been received.
(2)	Retainer Balance, net of outstanding fees, was returned to TMST, Inc. on August 3, 2010
(3)	Orrick, Herrington & Sutcliffe LLP is no longer Debtors’ Special Counsel. The current balance due is the subject of damages in the adversary proceeding filed against Orrick, Herrington & Sutcliffe LLP and other SAF related parties.
(4)	Chapter 11 Trustee commission is an estimate based on time spent performing the Trustee function at customary rates. The actual commission awarded is subject to Bankruptcy Court approval and will vary from the estimate.
(5)	The Chapter 11 Trustee was authorized to retain KPMG LLP to provide tax compliance and consulting services on May 26, 2010 pursuant to their February 26, 2010 engagement letter. Payments for services rendered prior to February 28, 2010 are reported pursuant to the Ordinary Course Professional Compensation Procedures.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period:                        9/1/2010             to             9/30/2010

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**
Payee Name	Position	Nature of Payment	Amount
N/A

**	List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-F

DISBURSEMENT SUMMARY

For the Month Ended:                        September 30, 2010

QUARTERLY DISBURSEMENT CALCULATION

		TMST, Inc., et al.

1.	Disbursements made in calendar quarter
	July 2010	$758,174
	August 2010	848,872
	September 2010	872,409

	Quarterly Total	$2,479,455

FEE SCHEDULE

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee

$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more

Interest will be assessed on Chapter 11 quarterly fees not paid by the end of the month following the end of the calander quarter pursuant to 31 U.S.C. Sec. 3717. The interest rate assessed is the rate in effect as determined by the Treasury Department at the time the account becomes past due.

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

Exhibit B

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Accounts Receivable

As of September 30, 2010

Post Petition		Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days	Unavailable
Reimbursement Simmons_FedEx (1)		8/7/2009	$98	$—	$—	$—	$—	$98	$—
Reimbursement Simmons_FedEx (1)		8/14/2009	49	—	—	—	—	49	—
Reimbursement Simmons_FedEx (1)		9/11/2009	47	—	—	—	—	47	—
Thornburg Mortgage Advisory Co		10/15/2009	492,482	—	—	—	—	492,482	—
Borrower Escrow Advance Balance	(2)	Various	274,578	—	—	—	—	—	274,578
Borrower Corporate Advance Balance	(2)	Various	20,843	—	—	—	—	—	20,843
Borrower Inspection Fees	(2)	Various	378	—	—	—	—	—	378

Total Post Petition Accounts Receivable			$788,475	$—	$—	$—	$—	$492,676	$295,799

Pre Petition		Date	Amount
Thomas G. Ennis, Premium Recapture		4/30/2009	6,887
Borrower Escrow Advance Balance	(2)	Various	119,108
Borrower Inspection Fees	(2)	Various	150

Total Pre Petition Accounts Receivable			$126,145

(1)	Employee expenses appear to have been for personal matters.
(2)	Receivable amounts include balances due from multiple mortgage loan holders. Aging of the balances due is not available.

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of September 30, 2010

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Thornburg Mortgage Advisory Co	05/15/09	40,290	—	—	—	—	40,290
Orrick,Herrington & Sutcliffe LLP	05/31/09	21,469	—	—	—	—	21,469
Orrick,Herrington & Sutcliffe LLP	06/30/09	19,410	—	—	—	—	19,410
Orrick,Herrington & Sutcliffe LLP	07/31/09	127,078	—	—	—	—	127,078
Thornburg Mortgage Advisory Co	07/31/09	37,518	—	—	—	—	37,518
Orrick,Herrington & Sutcliffe LLP	08/31/09	281,761	—	—	—	—	281,761
Thornburg Mortgage Advisory Co	09/30/09	8,400	—	—	—	—	8,400
Thornburg Mortgage Advisory Co	10/15/09	29,657	—	—	—	—	29,657
Thornburg Mortgage Advisory Co	10/31/09	6,460	—	—	—	—	6,460
Thornburg Mortgage Advisory Co	11/15/09	28,453	—	—	—	—	28,453
Chapter 11 Trustee_Joel I. Sher	11/30/09	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	11/30/09	5,024	—	—	—	—	5,024
Thornburg Mortgage Advisory Co	12/15/09	1,875	—	—	—	—	1,875
Chapter 11 Trustee_Joel I. Sher	12/31/09	75,000	—	—	—	—	75,000
Quinn Emanuel Urquhart Oliver & Hedges	12/31/09	60,000	—	—	—	—	60,000
Thornburg Mortgage Advisory Co	12/31/09	29,989	—	—	—	—	29,989
Thornburg Mortgage Advisory Co	01/15/10	26,875	—	—	—	—	26,875
Chapter 11 Trustee_Joel I. Sher	01/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	01/31/10	4,450	—	—	—	—	4,450
Thornburg Mortgage Advisory Co	02/12/10	26,875	—	—	—	—	26,875
Chapter 11 Trustee_Joel I. Sher	02/28/10	75,000	—	—	—	—	75,000
Protiviti Inc.	02/28/10	191	—	—	—	—	191
Thornburg Mortgage Advisory Co	02/28/10	1,893	—	—	—	—	1,893
Chapter 11 Trustee_Joel I. Sher	03/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	03/31/10	31,325	—	—	—	—	31,325
American Stock Transfer & Trust	04/01/10	5,500	—	—	—	—	5,500
Chapter 11 Trustee_Joel I. Sher	04/30/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	04/30/10	31,325	—	—	—	—	31,325
American Stock Transfer & Trust	05/01/10	5,500	—	—	—	—	5,500
Chapter 11 Trustee_Joel I. Sher	05/31/10	75,000	—	—	—	—	75,000
Goldin Associates, LLC	05/31/10	49,328	—	—	—	—	49,328
KPMG LLP	05/31/10	11,425	—	—	—	—	11,425
Quinn Emanuel Urquhart Oliver & Hedges	05/31/10	14,175	—	—	—	—	14,175
Shapiro Sher Guinot & Sandler	05/31/10	58,890	—	—	—	—	58,890
Tydings & Rosenberg LLP	05/31/10	3,544	—	—	—	—	3,544
Thornburg Mortgage Advisory Co	05/31/10	31,325	—	—	—	—	31,325
American Stock Transfer & Trust	06/01/10	5,500	—	—	—	—	5,500
Chapter 11 Trustee_Joel I. Sher	06/30/10	75,000	—	—	—	75,000	—
Goldin Associates, LLC	06/30/10	51,239	—	—	—	51,239	—
KPMG LLP	06/30/10	22,787	—	—	—	22,787	—
Quinn Emanuel Urquhart Oliver & Hedges	06/30/10	17,892	—	—	—	17,892	—
Shapiro Sher Guinot & Sandler	06/30/10	75,301	—	—	—	75,301	—
Tydings & Rosenberg LLP	06/30/10	5,559	—	—	—	5,559	—
Cenlar	06/30/10	244	—	—	—	244	—
Thornburg Mortgage Advisory Co	06/30/10	27,575	—	—	—	27,575	—
American Stock Transfer & Trust	07/01/10	5,500	—	—	—	5,500	—
Chapter 11 Trustee_Joel I. Sher	07/31/10	75,000	—	—	75,000	—	—
Goldin Associates, LLC	07/31/10	200,437	—	—	200,437	—	—

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of September 30, 2010

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
J.H. Cohn LLP	07/31/10	891	—	—	891	—	—
KPMG LLP	07/31/10	45,481	—	—	45,481	—	—
Quinn Emanuel Urquhart Oliver & Hedges	07/31/10	16,486	—	—	16,486	—	—
Shapiro Sher Guinot & Sandler	07/31/10	199,630	—	—	199,630	—	—
Tydings & Rosenberg LLP	07/31/10	12,695	—	—	12,695	—	—
Cenlar	07/31/10	14,371	—	—	14,371	—	—
Thornburg Mortgage Advisory Co	07/31/10	27,575	—	—	27,575	—	—
Credit Suisse International	08/24/10	321,217	—	321,217	—	—	—
RBS/Greenwich	08/24/10	89,873	—	89,873	—	—	—
Chapter 11 Trustee_Joel I. Sher	08/31/10	75,000	—	75,000	—	—	—
Goldin Associates, LLC	08/31/10	227,312	—	227,312	—	—	—
KPMG LLP	08/31/10	41,752	—	41,752	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	08/31/10	18,267	—	18,267	—	—	—
Shapiro Sher Guinot & Sandler	08/31/10	248,669	—	248,669	—	—	—
Tydings & Rosenberg LLP	08/31/10	6,596	—	6,596	—	—	—
Credit Suisse International	08/31/10	86,547	—	86,547	—	—	—
RBS/Greenwich	08/31/10	30,406	—	30,406	—	—	—
Thornburg Mortgage Advisory Co	08/31/10	27,575	—	27,575	—	—	—
LuciData, Inc.	09/03/10	5,751	5,751	—	—	—	—
Bravo Technical Resources	09/15/10	6,763	6,763	—	—	—	—
Bravo Technical Resources	09/22/10	5,273	5,273	—	—	—	—
RR Donnelley	09/25/10	1,104	1,104	—	—	—	—
Bravo Technical Resources	09/28/10	1,846	1,846	—	—	—	—
Chapter 11 Trustee_Joel I. Sher	09/30/10	75,000	75,000	—	—	—	—
Epiq Bankruptcy Solutions, LLC	09/30/10	9,000	9,000	—	—	—	—
Goldin Associates, LLC	09/30/10	225,000	225,000	—	—	—	—
KPMG LLP	09/30/10	40,000	40,000	—	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	09/30/10	18,000	18,000	—	—	—	—
Shapiro Sher Guinot & Sandler	09/30/10	250,000	250,000	—	—	—	—
Tydings & Rosenberg LLP	09/30/10	7,000	7,000	—	—	—	—
Workman’s Compensation Tax	09/30/10	26	26	—	—	—	—
Iron Mountain Information Management	09/30/10	846	846	—	—	—	—
Thornburg Mortgage Advisory Co	09/30/10	25,000	25,000	—	—	—	—
TMST Contract Employsee	09/30/10	1,300	1,300	—	—	—	—
Payroll Accrual	09/30/10	26,000	26,000	—	—	—	—

Post Petition Accounts Payable		4,275,289	697,909	1,173,215	592,565	281,096	1,530,504

NOTE:	Includes estimates for amounts that may be due to professionals for which an invoice for services had not been received. Amounts asserted by vendors may be subject to adjustments and bankruptcy court approval.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Exhibit D

For Period Ending September 30, 2010

EXPLANATORY STATEMENT RESERVATION OF RIGHTS AND GLOBAL FOOTNOTES FOR MONTHLY OPERATING REPORT

The Trustee reserve all rights to dispute the amount, allowance, priority, treatment and/or secured or other status of any and all claims against the Debtors or their estates referred to herein. The Trustee reserve the right to (a) amend and supplement this Monthly Operating Report from time to time, and (b) assert any and all potential claims and causes of action of the Debtors’ estates regardless of whether such claim or cause of action is identified herein.

Any values presented are not and should not be deemed to be an admission, representation or waiver with respect to the actual value of any asset or amount of any liability or claim. The actual realizable value and/or fair market value of assets, liabilities and claims may differ significantly from the values presented.

The Trustee prepared this Monthly Operating Report with the assistance of his financial advisor, Goldin Associates, LLC (“Goldin”), based upon the information available to date. This Monthly Operating Report does not purport to present financial statements in accordance with Generally Accepted Accounting Principles, and the information contained herein has not been subjected to audit or review by Goldin or any other party on behalf of the Trustee.

This Explanatory Statement, Reservation of Rights and Global Footnotes is hereby incorporated by reference into, and comprises an integral part of, the Debtors’ Monthly Operating Report and should be referred to and considered in connection with any review of the report.